EXHIBIT 23.2
                                                               1996 10-K



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement
     Nos. 33-48665 and 33-65316.




     Milwaukee, Wisconsin               /s/  Arthur Andersen LLP
     March 21, 1997                     -------------------------
                                        ARTHUR ANDERSEN LLP


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